UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       June 6, 2006
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                          AURORA OIL & GAS CORPORATION
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             (Exact name of registrant as specified in its charter)

             UTAH                      0-25170             87-0306609
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   (State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)              File Number)      Identification No.)

  4110 Copper Ridge Drive, Suite 100, Traverse City, MI         49684
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        (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:         (231) 941-0073
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director

      Howard M. Crosby, who has served as a director of the Company since February 1994, resigned on June 6, 2006, effective immediately. Mr. Crosby also served as Vice Chairman of the Board of Directors, and was a member of the Compensation Committee and Nominating and Corporate Governance Committee. Mr. Crosby has informed the Company that the reason for his resignation is that his duties with other business ventures leave him insufficient time to dedicate to his duties as a director of the Company.


                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1939, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on June 6, 2006.


                                        AURORA OIL & GAS CORPORATION


Date:  June 6, 2006                      /s/ William W. Deneau
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                                        By: William W. Deneau
                                        Its: President